Prospectus Supplement dated March 18, 2021
To
Davis Select U.S. Equity ETF
Davis Select International ETF
Davis Select Worldwide ETF
Davis Select Financial ETF
Portfolios of Davis Fundamental ETF Trust
Summary Prospectuses, Prospectus, and SAI dated February 26, 2021
Effective on March 23, 2021, the listing of all four ETFs will transfer from Nasdaq to Cboe Global Markets, Inc. On that date, all references to Nasdaq in each Fund’s Summary Prospectus, Prospectus and SAI are changed to Cboe Global Markets, Inc.